UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):

May 2, 2007

UNITED BANCORPORATION OF ALABAMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	2-78572	63-0833573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Drawer 8 Atmore, Alabama	36504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(251) 446-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2007 Annual Meeting of Stockholders held on May 2, 2007, the stockholders of United Bancorporation of Alabama, Inc. (the “Company”) approved the United Bancorporation of Alabama, Inc. 2007 Equity Incentive Plan (the “2007 Plan”).  Employees, officers and non-employee directors of the Company and its affiliates are eligible to participate in the 2007 Plan, including the Company’s principal executive officer, principal financial officer and any other named executive officer.  A total of 308,000 shares of the Company’s common stock are reserved and available for issuance pursuant to awards granted under the 2007 Plan.  A description of the material terms of the 2007 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 9, 2007.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number 10.11

Description

United Bancorporation of Alabama, Inc. 2007 Equity Incentive Plan (incorporated herein by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANCORPORATION OF ALABAMA, INC.

Date: May 3, 2007	By: /s/ Robert R. Jones, III
Robert R. Jones, III
President & CEO

3